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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                  FOR TENDER OF
                      UNITED AIRLINES ENHANCED PASS THROUGH
                    CERTIFICATES, SERIES 1997-1A AND 1997-1B

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of United Air Lines, Inc., a Delaware corporation (the "Company"), made pursuant to the Prospectus, dated , 1998 (the "Prospectus"), if certificates for the outstanding Old Certificates are not immediately available, or time will not permit all required documents to reach First Security Bank, National Association (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below), or if Holders cannot complete the procedure for book-entry transfer on a timely basis. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition in order to utilize the guaranteed delivery procedure to tender the Old Certificates pursuant to the Exchange Offer, a completed signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, at least within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______ ___, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERED OLD CERTIFICATES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE.

                                   Deliver to:

                    FIRST SECURITY BANK, NATIONAL ASSOCIATION

           By Hand, Registered or Certified Mail or Overnight Courier:

                    First Security Bank, National Association
                              79 South Main Street
                           Salt Lake City, Utah 84111
                      Attention: Corporate Trust Department

                                  By Facsimile:
                                 (801) 246-5053

                              Confirm by Telephone:
                                 (801) 246-5657
                                   Dianne Diaz

       DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER
           THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF
          GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS
             SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.


This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.



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Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Certificates set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section in the Prospectus and Instruction 1 of the Letter of Transmittal.

Name(s) of Registered Holder(s):_______________________________________________
                                            (Please Print or Type)

Principal Amount of Old                   Certificate No(s). (if available):
Certificates Tendered:*

$ ____________________                               ____________________

$ ____________________                               ____________________

$ ____________________                               ____________________

   * Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         If Old Certificates will be delivered by book-entity transfer to The Depository Trust Company ("DTC"), provide the DTC account number.

DTC Account Number:________________________________________-

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

         Must be signed by the holder(s) of Old Certificates as their name(s) appear(s) on certificates for Old Certificates or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.

________________________________                ________________________________

________________________________                ________________________________
Signature(s) of Holder(s) or                                  Date
Authorized Signatory

Area Code and Telephone Number:________________________________________

         If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                                       Please print name(s) and address(es)

Name(s) of Holder(s)                   _________________________________________
                                       _________________________________________
                                       _________________________________________
Title/Capacity:                        _________________________________________

Address(es):                           _________________________________________


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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Certificates being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Old Certificates into the Exchange Agent's account at the book-entry transfer facility of DTC) with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in "The Exchange Offer -- Procedures for Tendering" in the Prospectus), and any other required documents, all within three New York Stock Exchange trading days after the Expiration Date.


Name of Firm ___________________________________________________________________
                                                    (Authorized Signature)

Address_____________________________   Name_____________________________________
                                                      Please Print or Type

____________________________________   Title____________________________________
                            Zip Code
                                       Dated____________________________________
Telephone Number____________________

         The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any Old Certificates (or a confirmation of book-entry transfer of such Old Certificates into the Exchange Agent's account at DTC) and the Letter of Transmittal (or an Agent's Message in lieu thereof) to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD CERTIFICATES WITH THIS FORM. CERTIFICATES REPRESENTING OLD CERTIFICATES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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